DELAWARE VIP® TRUST

Delaware VIP® Diversified Income Series (the “Series”)

Supplement to the Series’ Standard Class and Service Class
Summary Prospectuses dated April 30, 2018

Effective the date of this supplement, the following replaces the information in the section entitled “Who manages the Series? — Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Series
J. David Hillmeyer, CFA	Executive Director, Head of Multisector/Global Fixed Income	February 2011
Daniela Mardarovici	Division Director, Co-Head of Multisector/Core Plus Fixed Income	March 2019
Paul Grillo, CFA	Senior Vice President, Chief Investments Officer – Diversified Income	May 2003
Roger A. Early, CPA, CFA	Executive Director, Global Co-Head of Fixed Income	May 2007
Brian C. McDonnell, CFA	Executive Director, Head of US Fixed Income	February 2015
Adam H. Brown, CFA	Senior Vice President, Co-Head of High Yield, Senior Portfolio Manager	November 2015
John P. McCarthy, CFA	Senior Vice President, Co-Head of High Yield, Senior Portfolio Manager	July 2016

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Series.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated March 19, 2019.